Exhibit 10.1

THIRD AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 24, 2018 (this “Agreement”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), the Australian Borrowers, the Canadian Borrowers, the Guarantors, the Lenders party hereto, Bank of America, N.A., as Administrative Agent, and, as applicable, the Swing Line Lenders party hereto and the L/C Issuers party hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested certain amendments to the Credit Agreement as set forth in Section 1 below; and

WHEREAS, the Administrative Agent, the Lenders, and, as applicable, the Swing Line Lenders and the L/C Issuers, have agreed to provide the requested amendments, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendments.

(a)      The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Commitment” means, as to each Lender, the Revolving Commitment of such Lender and/or such Lender’s obligation to make term loans pursuant to this Agreement.

“Outstanding Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount of such Lender’s (a) outstanding Revolving Loans at such time, plus (b) participation in L/C Obligations at such time, plus (c) participation in Swing Line Loans at such time.

“Required Revolving Lenders” means, at any time, any combination of Lenders holding in the aggregate more than fifty percent (50%) of the Total Revolving Credit Exposures of all Lenders at such time. The Total Revolving Credit Exposure of any Defaulting Lender shall be excluded for purposes of making a determination of Required

Revolving Lenders; provided, that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the applicable Swing Line Lender or L/C Issuer, as the case may be, in making such determination.

“Third Amendment Effective Date” means August 24, 2018.

“Total Credit Exposure” means, as to any Lender at any time, (a) the unused Commitments of such Lender at such time, plus (b) the Outstanding Revolving Credit Exposure of such Lender at such time, plus (c) the outstanding amount of all term loans under this Agreement of such Lender at such time.

“Total Revolving Credit Exposure” means, as to any Lender at any time, (a) the unused Revolving Commitment of such Lender at such time, plus (b) the Outstanding Revolving Credit Exposure of such Lender at such time.

(b)     The definition of “Required Lenders” in Section 1.01 of the Credit Agreement is amended to read as follows:

“Required Lenders” means, at any time, any combination of Lenders holding in the aggregate more than fifty percent (50%) of the Total Credit Exposures of all Lenders at such time. The Total Credit Exposure of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the applicable Swing Line Lender or L/C Issuer, as the case may be, in making such determination.

(c)     In the definition of “Alternative Currency” and the definition of “Revaluation Date” in Section 1.01 and in Sections 2.02(c), 2.03(a)(ii)(B), 2.03(b)(iii), 2.03(f) and 5.02(e) of the Credit Agreement, each reference to “Required Lenders” is amended to read “Required Revolving Lenders”.

(d)     Section 2.15(a)(i) of the Credit Agreement is amended to read as follows:

(i)        Waivers and Amendment. The Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders”, “Required Revolving Lenders” and in Section 11.01.

(e)     Section 6.15 of the Credit Agreement is amended to (i) insert “(a)” before the existing paragraph in such section and (ii) insert a new clause (b) in a separate paragraph to read as follows:

(b)      As of (i) the Third Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered by any Borrower on or before the Third Amendment Effective Date, if applicable, is, to the knowledge of such Borrower, true and correct in all respects and (ii) the date of any update provided pursuant to Section 7.03(g) of a Beneficial Ownership Certification delivered by any Borrower, if applicable, the information included in such Beneficial Ownership Certification, as so updated, is, to the knowledge of such Borrower, true and correct in all respects.

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(f)     Section 7.03 of the Credit Agreement is amended to add the following clause (g) immediately following clause (f):

(g)      Promptly following any change to the list of beneficial owners identified in a Beneficial Ownership Certification delivered by any Borrower to a Lender pursuant to this Agreement, deliver a new Beneficial Ownership Certification to such Lender.

(g)     Clause (e) of the first proviso in Section 11.01 of the Credit Agreement is amended to read as follows:

(e)      except as otherwise permitted by this Section 11.01, change (i) any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender directly affected thereby or (ii) the definition of “Required Revolving Lenders” without the written consent of each Lender that has a Revolving Commitment and/or Revolving Loan and/or participation in L/C Obligations or Swing Line Loans at such time;

(h)     Section 11.18 of the Credit Agreement is amended to insert a new sentence at the end of such section read as follows:

Each Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and the Beneficial Ownership Regulation.

2.       Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)     Receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantors, the Lenders, the Administrative Agent, each Swing Line Lender and each L/C Issuer.

(b)     At least five days prior to the Third Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

3.       Miscellaneous.

(a)     The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

(b)     Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Agreement. This Agreement is a Loan Document.

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(c)     Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(d)     The Loan Parties hereby represent and warrant as follows:

(i)      Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(ii)      This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

(iii)      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to file promptly upon execution of this Agreement;

(iv)      The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement (as amended by this Agreement) and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date; and

(v)      No event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or digital/electronic transmission (e.g., PDF format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ Nicholas M. Grindstaff
Name: Nicholas M. Grindstaff
Title: Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
Name: Gerald Albert Ducey, Jr.
Title: Director

	By:	/s/ Scot P. Fluharty
Name: Scot P. Fluharty
Title: Director

QSI FINANCE V (US), L.P., a Delaware limited partnership

	By:	QSI FINANCE IV (CANADA) ULC, its managing partner

	By:	/s/ Nicholas M. Grindstaff
Name: Nicholas M. Grindstaff
Title: Treasurer

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

	By:	/s/ Gerald Albert Ducey, Jr.
Name: Gerald Albert Ducey, Jr.
Title: Director

	By:	/s/ Scot P. Fluharty
Name: Scot P. Fluharty
Title: Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

	By:	/s/ Nicholas M. Grindstaff
Name: Nicholas M. Grindstaff
Title: Treasurer

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:	1 DIAMOND, LLC
ADVANCED ELECTRIC SYSTEMS, LLC
APPRENTICESHIP PROGRAMS, INC.
ARCANUM CHEMICALS, LLC
ARNETT & BURGESS PIPELINERS (ROCKIES) LLC
B&N CLEARING AND ENVIRONMENTAL, LLC
BRENT WOODWARD, INC.
BRINK CONSTRUCTORS, INC.
CONAM CONSTRUCTION CO.
CONTI COMMUNICATIONS, INC.
CRUX SUBSURFACE, INC.
DACON CORPORATION
DASHIELL CORPORATION
DOMINO HIGHVOLTAGE SUPPLY, LLC
ENERGY CONSULTING GROUP, LLC
FIELD PERSONNEL SERVICES, LLC
FIVE POINTS CONSTRUCTION CO.
GRID CREATIVE, INC.
GRID MANUFACTURING CORPORATION
GRID TRAINING CORPORATION
HARGRAVE POWER, INC.
HERITAGE MIDSTREAM, LLC
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
INFRASOURCE CONSTRUCTION, LLC
INFRASOURCE FIELD SERVICES, LLC
INFRASOURCE INSTALLATION, LLC
INFRASOURCE, LLC
INFRASOURCE SERVICES, LLC
INTERMOUNTAIN ELECTRIC, INC.
IONEARTH, LLC
IRBY CONSTRUCTION COMPANY
ISLAND MECHANICAL CORPORATION
JBT ELECTRIC, LLC
J.C.R. CONSTRUCTION CO., INC.
JET TANK SERVICE, LLC
J.W. DIDADO ELECTRIC, LLC
LAZY Q RANCH, LLC
LAZY Q TRAINING CENTER, LLC
MANUEL BROS., INC.
MEARS GROUP, INC.
MEJIA PERSONNEL SERVICES, INC.
M. G. DYESS, INC.
MICROLINE TECHNOLOGY CORPORATION
M. J. ELECTRIC, LLC
MTS QUANTA, LLC
NLC CA., INC.
NLC ID., INC.
NLC FL., INC.
NLC TX., INC.
NORTHERN POWERLINE CONSTRUCTORS, INC.
NORTHSTAR ENERGY SERVICES, INC.

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

NOVA EQUIPMENT LEASING, LLC
NOVA GROUP, INC.
NOVA NEXTGEN SOLUTIONS, LLC
NPC ENERGY SERVICES LLC
PAR ELECTRICAL CONTRACTORS, INC.
PERFORMANCE ENERGY SERVICES, L.L.C.
PHOENIX POWER GROUP, INC.
POTELCO, INC.
POWER DELIVERY PROGRAM, INC.
PRICE GREGORY INTERNATIONAL, INC.
PRICE GREGORY SERVICES, LLC
PROBST ELECTRIC, INC.
QES GP, LLC
QP ENERGY SERVICES, LLC
QPS ENGINEERING, LLC
QSI FINANCE GP (US), LLC
QSI FINANCE I (US), L.P.
QSI, INC.
QTSL, LLC
QUANTA ASSET MANAGEMENT LLC
QUANTA CAPITAL GP, LLC
QUANTA CAPITAL LP, L.P.
QUANTA CAPITAL SOLUTIONS, INC.
QUANTA ELECTRIC POWER CONSTRUCTION, LLC
QUANTA ELECTRIC POWER SERVICES, LLC
QUANTA ENERGIZED SERVICES U.S., LLC
QUANTA ENERGY SERVICES, LLC
QUANTA EQUIPMENT COMPANY, LLC
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA INFRASTRUCTURE SERVICES, LLC
QUANTA INLINE DEVICES, LLC
QUANTA MARINE SERVICES, LLC
QUANTA PIPELINE SERVICES, INC.
QUANTA POWER GENERATION, INC.
QUANTA POWER, INC.
QUANTA SUBSURFACE, LLC
QUANTA TECHNOLOGY, LLC
QUANTA TELECOMMUNICATION SERVICES, LLC
QUANTA UTILITY ENGINEERING SERVICES, INC.
QUANTA UTILITY INSTALLATION COMPANY, INC.
REALTIME ENGINEERS, INC.
REALTIME UTILITY ENGINEERS, INC.
RMS HOLDINGS, LLC
ROAD BORE CORPORATION
SERVICE ELECTRIC COMPANY
SOUTHWEST TRENCHING COMPANY, INC.
STRONGHOLD GENERAL, LLC
STRONGHOLD SPECIALTY GENERAL, LLC
SUMMIT LINE CONSTRUCTION, INC.
SUMTER UTILITIES, INC.

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

T. G. MERCER CONSULTING SERVICES, INC.

THE RYAN COMPANY, INC.

TOM ALLEN CONSTRUCTION COMPANY

UNDERGROUND CONSTRUCTION CO., INC.

UNDERGROUND ELECTRIC CONSTRUCTION COMPANY, LLC

UTILITY TRAINING SERVICES CORPORATION

WINCO, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAN-FER UTILITY SERVICES, LLC

By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

DIGCO UTILITY CONSTRUCTION, L.P.
LINDSEY ELECTRIC, L.P.
NORTH HOUSTON POLE LINE, L.P.

By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA ASSOCIATES, L.P.

By:	Quanta Services, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Vice President – Finance and Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.

By:	QSI, Inc.,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

STRONGHOLD, LTD. STRONGHOLD SPECIALTY, LTD.

By:	QES GP, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CAT-SPEC, LTD.
ELITE TURNAROUND SPECIALISTS, LTD. STRONGHOLD TOWER GROUP, LTD.

By:	Stronghold Specialty General, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

CITADEL INDUSTRIAL SERVICES, LTD.
DORADO SPECIALTY SERVICES, LTD. ELITE FABRICATION, LTD. ELITE PIPING & CIVIL, LTD. SPECIALTY TANK SERVICES, LTD. STRONGHOLD INSPECTION, LTD. TURNKEY AUTOMATION, LTD.

By:	Stronghold General, LLC,
its general partner

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QSI ENGINEERING, INC.

By:	/s/ Nicholas M. Grindstaff
Name:	Nicholas M. Grindstaff
Title:	Treasurer

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Anthony W. Kell
Name: Anthony W. Kell
Title: Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender, Domestic Swing Line Lender and an L/C Issuer

	By:	/s/ Adam Rose
Name: Adam Rose
Title: Senior Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., AUSTRALIA BRANCH, as a Lender and Australian Swing Line Lender

By:	/s/ Ari Rubin
Name: Ari Rubin
Title: Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender and Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, as a Lender and an L/C Issuer

By:	/s/ Michael Gift
Name: Michael Gift
Title: Director

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Cynthia Goodwin
Name: Cynthia Goodwin
Title: Senior Vice President
GEID: 1010458932
Citibank, N.A.

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA (d/b/a Bank of Texas), as a Lender

By:	/s/ Ross Davis
Name: Ross Davis
Title: Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Aaron Loyd
Name: Aaron Loyd
Title: Director

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ZB, N.A. (d/b/a Amegy Bank), as a Lender

By:	/s/ Ryan Kim
Name: Ryan Kim
Title: AVP

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Lauren Hom
Name: Lauren Hom
Title: Director

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A., as a Lender

By:	/s/ Karmyn Paul
Name: Karmyn Paul
Title: Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Erron Powers
Name: Erron Powers
Title: Senior Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Divyang Shah
Name: Divyang Shah
Title: Sr. Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, N.A., as a Lender

By:	/s/ Ozen Ahmed
Name: Ozen Ahmed
Title: Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan F. Lindvall
Name: Jonathan F. Lindvall
Title: Senior Vice President

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ John Kushnerick
Name: John Kushnerick
Title: Executive Director

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender

By:	/s/ Joey Powell
Name: Joey Powell
Title: Director

QUANTA SERVICES, INC.

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT